UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 06659 )

Exact name of registrant as specified in charter: Putnam Tax Free Health Care Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code: (617) 292-1000

Date of fiscal year end: May 31, 2007

Date of reporting period: June 1, 2006— November 30, 2006

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Tax-Free Health Care Fund

11|30|06

Semiannual Report

PUTNAM INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have stringent investor protections and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam Tax-Free

Health Care

Fund

11| 30| 06

Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Your fund’s management	15
Terms and definitions	18
Trustee approval of management contract	19
Other information for shareholders	24
Financial statements	25
Shareholder meeting results	48

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

Looking back on the last few months of 2006, it appears that certain sectors of the economy may have slowed somewhat. The impact of declines in the housing sector and slower auto sales has spread to suppliers, and cautious manufacturers have curtailed production as a result. We consequently consider slower job growth and perhaps a rise in the unemployment rate as possible developments for 2007. On the other hand, since the Federal Reserve (the Fed) stopped raising interest rates, financial markets have begun to adjust in a way that may help revive the economy. Stock prices have moved higher, bond yields have moved down, and the dollar has declined somewhat against foreign currencies. With the benefit of this financial cushion, the new year could also bring the potential for a renewed economic expansion.

We would like to take this opportunity to announce that a new independent Trustee, Kenneth R. Leibler, has joined your fund’s Board of Trustees. Mr. Leibler has had a distinguished career as a leader in the investment management industry. He is the founding Chairman of the Boston Options Exchange, the nation’s newest electronic marketplace for the trading of derivative securities. He currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston; a lead director of Ruder Finn Group, a global communications and advertising firm; and a director of the Optimum Funds group.

We would also like to announce the retirement of one of your fund’s Trustees, John Mullin, an independent Trustee of the Putnam funds since 1997. We thank him for his service.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended November 30, 2006, and provide their outlook for the months ahead. We thank you for your support of the Putnam funds in 2006 and extend our best wishes for a happy and prosperous 2007.

Respectfully yours,

Putnam Tax–Free Health Care Fund: potential for high
current income exempt from federal income tax

One of the most significant challenges of fixed-income investing involves taxes on income, which tend to be imposed at a higher rate than, for example, taxes on qualified stock dividends. Investing in municipal bonds through a mutual fund such as Putnam Tax–Free Health Care Fund can help address this challenge while committing money to projects that support community interests.

While the stated yields on municipal bonds are usually lower than those of taxable bonds, the income from most municipal bonds has the advantage of being exempt from federal income tax. These bonds are issued by states and local municipalities to raise funds for building and maintaining public facilities and, in some cases, industrial development.

Putnam Tax–Free Health Care Fund invests primarily in bonds issued to fund health-care projects. Examples include bonds that finance hospitals, nursing homes, and retirement communities. This sector can be attractive for investors because baby boomers are aging, demand for health services is increasing, and many of the issues pay above-average yields. The fund can also invest in sectors other than health care to maintain adequate diversification.

The bond holdings have varying degrees of credit risk, which is the risk that the issuer will not be able to repay the bond. While some bonds have credit ratings from independent rating agencies such as Standard & Poor’s or Moody’s, many do not, often because their issuers decide not to pursue a rating that might be below investment grade. Investment managers typically must conduct additional research to analyze non-rated bonds. Putnam’s team of municipal bond analysts has particular expertise in this sort of credit research to identify non-rated bonds that it believes have attractive risk/return profiles. Also, after purchasing a bond, the fund’s management team continues to monitor developments that could affect its results. The goal of Putnam’s research and active management is to pinpoint opportunities to adjust the fund’s holdings for the benefit of fund shareholders.

The fund concentrates its investments in a limited number of sectors and involves more risk than a fund that invests more broadly. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Changes in law or adverse determinations by the Internal Revenue Service or a state tax authority could make the income from some of the fund’s tax-exempt investments taxable. Please consult with your tax advisor for more information.

How do closed-end funds
differ from open-end funds?

More assets at work While open-end funds need to maintain a cash position to meet redemptions, closed-end funds are not subject to redemptions and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Market price vs. net asset value

Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share equals the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand and may be higher or lower than the NAV.

Municipal bonds finance a range of projects and
play a key role in health-care and medical services.

Putnam Tax-Free Health Care Fund seeks to provide as high a level of current income free from federal income tax as we believe is consistent with preservation of capital. It may be suitable for investors who are seeking tax-free income through a portfolio of municipal bonds concentrated in the health-care sector.

Highlights

• For the six months ended November 30, 2006, Putnam Tax-Free Health Care Fund returned 4.41% at net asset value (NAV) and 11.39% at market price.

• The fund’s primary benchmark, the Lehman Municipal Bond Index, returned 4.53% .

• The average return for the fund’s Lipper category, General and Insured Municipal Funds (unleveraged closed-end), was 5.37% .

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance

It is important to note that a fund’s performance at market price usually differs from its results at NAV. Although market price performance generally reflects investment results, it may also be influenced by several other factors, including changes in investor perceptions of the fund or its investment manager, market conditions, fluctuations in supply and demand for the fund’s shares, and changes in fund distributions.

Total return for periods ended 11/30/06

Since the fund’s inception (6/29/92), average annual return is 6.79% at NAV and 5.57% at market price.

	Average annual return		Cumulative return
	NAV	Market price	NAV	Market price

10 years	5.85%	5.84%	76.59%	76.38%

5 years	6.20	5.19	35.09	28.79

3 years	5.93	7.97	18.86	25.87

1 year	6.90	15.32	6.90	15.32

6 months	—	—	4.41	11.39

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes.

Report from the fund managers

The period in review

U.S. bond markets rallied toward the end of the first half of your fund’s fiscal year, prompted by signs of a slowing economy, a pause in the Fed’s program of interest-rate increases, and several other factors. Your fund’s performance reflected this positive environment. Based on results at net asset value (NAV), the fund’s returns were in line with its benchmark, the Lehman Municipal Bond Index, but lagged the average return for its Lipper peer group. We attribute the fund’s below-peer-group performance primarily to our defensive duration strategy, which limited the fund’s participation in the rally, and to a yield-curve position that anticipated steepening when the curve actually flattened. Lack of exposure to recovering airline-backed bonds also hurt fund performance. However, several bonds in the portfolio appreciated following pre-refunding. Favorable allocations to the tobacco and single-family housing sectors also contributed positively to fund results.

Market overview

Following a string of 17 increases in the federal funds rate — including two that occurred during the reporting period — the Fed suspended its credit-tightening program in August, holding this benchmark rate for overnight loans between banks steady at 5.25% . Statements from the Federal Open Market Committee, the Fed’s policy-setting panel, indicate that future rate decisions will depend on whether the Fed concludes that its two-year campaign to keep inflation in check has been successful.

As the market anticipated the Fed’s rate-tightening pause, bond yields declined across the maturity spectrum, resulting in an impressive rally, especially among long-term bonds. In fact, because yields on longer-term bonds declined more than yields on shorter-term bonds, the yield curve — a graphical representation of differences in yield for bonds of comparable quality plotted from the shortest to the longest maturity —  flattened. Tax-exempt bonds with shorter maturities underperformed comparable taxable bonds, but long-term tax-exempt bonds outperformed comparable taxable bonds modestly.

A generally robust economy, coupled with solid demand from buyers searching for higher yields, contributed to the strong relative performance of lower-rated bonds. Among uninsured bonds in general and especially bonds rated Baa and below, yield spreads tightened as lower-rated bonds performed better than higher-rated bonds. Non-rated bonds also rallied.

Market sectors that performed particularly well during the period included airline-related industrial development bonds (IDBs); securities issued by hospitals, utilities, and long-term care facilities; and land-secured bonds. Tobacco settlement bonds, meanwhile, underperformed other credit-sensitive sectors modestly, but still outperformed higher-rated bonds.

Strategy overview

Given our expectation for rising interest rates, we maintained a short (defensive) portfolio duration relative to the fund’s Lipper peer group. This strategy detracted from results since bonds with longer maturities generally outperformed those with shorter maturities. Duration is a measure of a fund’s sensitivity to changes in interest rates. Having a shorter-duration portfolio may help protect principal when interest rates rise, but it can reduce appreciation potential when rates fall. In light of the

Market sector performance

These indexes provide an overview of performance in different market sectors for the six months ended 11/30/06.

Bonds

Lehman Municipal Bond Index (tax-exempt bonds)	4.53%

Lehman Aggregate Bond Index (broad bond market)	5.93%

Lehman Government Bond Index (U.S. Treasury and agency securities)	5.43%

JPMorgan Global High Yield Index (global high-yield corporate bonds)	6.37%

Equities

S&P 500 Index (broad stock market)	11.33%

Russell 2000 Index (small-company stocks)	9.72%

MSCI EAFE Index (international stocks)	11.19%

changing interest-rate environment, we shortened the fund’s duration relative to its peer group at the beginning of the period. Later in the period, we closed this duration gap between the fund and its peers by adding bonds with longer maturities. This dynamic positioning was a positive contributor to performance for the period.

Although your fund’s holdings are primarily concentrated in the health-care sector, allocations among various other segments of the municipal bond market were generally positive contributors to relative results. The fund’s overweight position in tobacco settlement bonds added to performance. Limited issuance of these securities, coupled with strong investor demand, provided solid supply-and-demand support for the sector, boosting results. Another positive was an overweight position in single-family housing bonds, relative to the fund’s peer group. This strategy proved helpful to results as declining mortgage prepayments continued to support bonds in this sector. Not owning airline-related IDBs detracted from results, however, as this sector posted strong results for the period.

Your fund’s holdings

Although the health-care sector remained among the top-performing segments of the municipal bond market, it underperformed several other major sectors during the period.

Comparison of the fund’s maturity and duration

This chart compares changes in the fund’s average effective maturity (a weighted average of the holdings’ maturities) and its average effective duration (a measure of its sensitivity to interest-rate changes).

Average effective duration and average effective maturity take into account put and call features, where applicable, and reflect prepayments for mortgage-backed securities. Duration is usually shorter than maturity because it reflects interest payments on a bond prior to its maturity.

For example, certain airline-related IDBs and land-secured bonds, which had a stronger representation among lower-rated (Baa and lower) credit tiers, delivered stronger results. As yield-hungry investors continued to reach lower along the credit quality spectrum, lower-rated bonds outperformed during the period. Compared with some funds in its peer group, your fund was underweighted in these lower-quality bonds, and its more conservative credit quality positioning detracted from results versus these peers.

We believe fundamentals for the health-care sector remain relatively positive, in part because this sector generally offers a wide selection of bonds across the quality spectrum. Also, the sector continued to benefit from relative stability with regard to its income sources. Healthy federal and state budgets translated into stable funding for Medicare and Medicaid. This relative stability translated into growing demand and tightening spreads for bonds backed by health-care organizations.

As noted earlier, our cautious outlook on airline-backed IDBs led us to avoid this sector. Negative factors included a number of high-profile bankruptcy filings among U.S. carriers. Airline-backed IDBs are issued by municipalities but backed by the credit of airline companies that expect to benefit from the funding, so performance of the bonds tends to reflect trends in the airline industry. However, improvement

Credit quality overview

Credit qualities shown as a percentage of portfolio value as of 11/30/06. A bond rated Baa or higher (MIG2/VMIG2 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

in air traffic has allowed for ticket price increases over the past year, which has prompted investors to bid up the price of airline-backed bonds, particularly among non-defaulted carriers. Although we believe that airline fundamentals have become more stable, we prefer to wait for more attractive opportunities to add to the sector, as prices have rallied during the period.

Pre-refundings had a positive impact on performance during the period. A pre-refunding occurs when an issuer refinances an older, higher-coupon bond by issuing new bonds at current, lower interest rates. The proceeds are then invested in a secure investment, usually U.S. Treasury securities, that matures at the older bond’s first call date. The secure backing has the effect of raising the bond’s perceived credit rating while the shorter effective maturity lowers its interest-rate risk. Since both of these developments are favorable for investors, bond prices often rise after pre-refunding. In July 2006, a bond issued by Iowa Care Initiatives, a large group of skilled nursing home facilities in Iowa, was pre-refunded. This bond was originally scheduled to mature in 2025, but has a new effective maturity of 2011. In November 2006, a bond issued by the New Jersey Economic Development Authority for Cedar Crest Village, a retirement community, was pre-refunded. This bond was originally scheduled to mature in 2031, but has a new effective maturity of 2011. Both bonds appreciated following pre-refunding.

As discussed in the strategy section, the fund’s holdings in the single-family housing sector had a positive impact on relative results. This sector has been performing well as rising interest rates have reduced mortgage prepayment rates. During the period, we added to the fund’s position in this sector with two purchases of planned amortization class bonds (PACs). These securities are structured by the issuer to provide a more predictable cash flow over a range of prepayment rates. We bought a single-family mortgage GNMA PAC bond issued by the Missouri State Housing Development Commission, as well as a revenue PAC bond issued by the Florida Housing Finance Corporation that was rated Aa1 by Moody’s. Our purchases in this sector involve extensive analysis of the cash flows of the underlying mortgages to assess and manage prepayment risk. We continue to see attractive security-selection opportunities in both the primary and secondary markets.

Fund results also benefited from our strategy on bonds issued by Puerto Rico. As reported in the fund’s May 2006 annual report, Puerto Rico suffered from financial turmoil that led to a partial government shutdown. As a result, credit ratings on bonds issued by Puerto Rico were downgraded and prices declined. However, we saw these developments as an opportunity to increase the fund’s holdings at favorable price levels. Subsequently, as the panic subsided, there was a rally in bonds issued by Puerto Rico. The fund’s small position in these bonds had a modestly positive impact on relative returns.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

We continue to monitor Fed policy for indications of how its efforts to engineer a “soft landing” for the economy will affect interest rates and bond markets going forward. A soft landing occurs when economic growth slows but is still solid enough to sustain job creation and corporate profits. Therefore, while we anticipate that economic growth is likely to slow as we move into 2007, we plan to maintain a defensive duration strategy until longer-range Fed policy becomes clearer. In addition, given the municipal bond market’s exceptionally strong performance relative to Treasuries throughout the period, valuations have become elevated to levels that, we believe, argue in favor of taking a defensive approach over the near term.

In our view, the extended rally among lower-rated, higher-yielding bonds may be in its final stages. We base this view, in part, on the fact that the difference in yield between Aaa-rated bonds and Baa-rated bonds — the highest and lowest investment-grade ratings, respectively —is at its narrowest point since late 1999. In other words, the higher-income advantage available to those willing to assume additional credit risk has diminished substantially.

Among sectors, we remain positive on tobacco settlement bonds and currently plan to maintain an overweight allocation to the sector relative to peer funds. We believe that these bonds continue to offer an attractive risk/reward profile. We are also maintaining the fund’s exposure to the single-family housing sector, and will look to add to these holdings as opportunities arise.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

The fund concentrates its investments in a limited number of sectors and involves more risk than a fund that invests more broadly. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Changes in law or adverse determinations by the Internal Revenue Service or a state tax authority could make the income from some of the fund’s tax-exempt investments taxable. Please consult with your tax advisor for more information.

The fund’s shares trade on a stock exchange at market prices, which may be higher or lower than the fund’s net asset value.

Your fund’s performance

This section shows your fund’s performance for periods ended November 30, 2006, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance

Total return and comparative index results for periods ended 11/30/06

				Lipper General and
			Lehman	Insured Municipal
			Municipal	Funds (unleveraged
		Market	Bond	closed-end)
	NAV	price	Index	category average*

Annual average
Life of fund
(since 6/29/92)	6.79%	5.57%	6.25%	6.11%

10 years	76.59	76.38	74.87	68.36
Annual average	5.85	5.84	5.75	5.33

5 years	35.09	28.79	30.10	30.21
Annual average	6.20	5.19	5.40	5.41

3 years	18.86	25.87	14.73	17.84
Annual average	5.93	7.97	4.69	5.62

1 year	6.90	15.32	6.10	6.58

6 months	4.41	11.39	4.53	5.37

Performance assumes reinvestment of distributions and does not account for taxes.

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculations for reinvested dividends may differ from actual performance.

* Over the 6-month and 1-, 3-, 5-, and 10-year periods ended 11/30/06, there were 9 and 8, 8, 8, and 8 funds respectively, in this Lipper category.

Fund price and distribution information

For the six-month period ended 11/30/06

Distributions*

Number	6

Income[1]	$0.2682

Capital gains[2]	—

Total	$0.2682

Share value:	NAV	Market price

5/31/06	$14.06	$12.06

11/30/06	14.37	13.15

Current yield (end of period)
Current dividend rate[3]	3.73%	4.08%

Taxable equivalent[4]	5.74	6.28

* Dividend sources are estimated and may vary based on final tax calculations after the fund’s fiscal year-end.

1 For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

4 Assumes maximum 35% federal tax rate for 2006. Results for investors subject to lower tax rates would not be as advantageous.

Fund performance as of most recent calendar quarter

Total return for periods ended 12/31/06

	NAV	Market price

Annual average
Life of fund (since 6/29/92)	6.73%	5.57%

10 years	76.24	74.68
Annual average	5.83	5.74

5 years	36.08	39.11
Annual average	6.36	6.82

3 years	17.47	23.65
Annual average	5.51	7.33

1 year	5.75	14.31

6 months	4.34	10.91

Your fund’s management

Your fund is managed by the members of the Putnam Tax Exempt Fixed-Income Team. Paul Drury is the Portfolio Leader, and Brad Libby, Susan McCormack, Thalia Meehan, and James St. John are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Tax Exempt Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of November 30, 2006, and November 30, 2005.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 11/30/05.

Trustee and Putnam employee fund ownership

As of November 30, 2006, all of the Trustees on the Board of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$30,000	$ 93,000,000

Putnam employees	$ 4,000	$437,000,000

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $90,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Paul Drury is the Portfolio Leader, and Brad Libby, Susan McCormack, Thalia Meehan, and James St. John are Portfolio Members, of Putnam High Yield Municipal Trust, Putnam Managed Municipal Income Trust, and Putnam Tax-Free High Yield Fund.

James St. John is the Portfolio Leader, and Paul Drury, Brad Libby, Susan McCormack, and Thalia Meehan are Portfolio Members, of Putnam’s open-end tax-exempt funds for the following states: Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam AMT-Free Insured Municipal Fund, Putnam California Investment Grade Municipal Trust, Putnam Investment Grade Municipal Trust, Putnam Municipal Bond Fund, Putnam Municipal Opportunities Trust, Putnam New York Investment Grade Municipal Trust, and Putnam Tax Exempt Income Fund.

Paul Drury, Brad Libby, Susan McCormack, Thalia Meehan, and James St. John may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended November 30, 2006, Portfolio Member Paul Drury became Portfolio Leader, and Brad Libby and Thalia Meehan became Portfolio Members of your fund. These changes followed the departure of Portfolio Leader David Hamlin from your fund’s management team.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of November 30, 2006, and November 30, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2006							•

Chief Technology Officer	2005							•

Joshua Brooks	2006							•

Deputy Head of Investments	2005							•

William Connolly	2006							•

Head of Retail Management	2005							•

Kevin Cronin	2006							•

Head of Investments	2005							•

Charles Haldeman, Jr.	2006							•

President and CEO	2005							•

Amrit Kanwal	2006						•

Chief Financial Officer	2005						•

Steven Krichmar	2006						•

Chief of Operations	2005							•

Francis McNamara, III	2006							•

General Counsel	2005							•

Jeffrey Peters	2006							•

Head of International Business	N/A

Richard Robie, III	2006						•

Chief Administrative Officer	2005						•

Edward Shadek	2006							•

Deputy Head of Investments	2005							•

Sandra Whiston	2006						•

Head of Institutional Management	2005						•

N/A indicates the individual was not a member of Putnam’s Executive Board as of 11/30/05.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange and the American Stock Exchange.

Comparative indexes

JPMorgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2006.

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 99th percentile in management fees and in the 99th percentile in total expenses as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of your fund continue to meet evolving competitive standards.

• Economies of scale. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. (A “breakpoint” is a reduction in fee rates that applies to additional assets once specified asset levels are reached.) The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committee of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s common share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper General and Insured Municipal Debt Funds (unleveraged closed-end)) (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

77th	66th	33rd

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 8, 8, and 8 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

The Trustees noted the disappointing performance for your fund for the one-year period ended March 31, 2006. In this regard, the Trustees considered Putnam Management’s view that one factor in the fund’s relative underperformance during this period appears to have been its selection of higher quality bonds, given market conditions. The Trustees also considered Putnam Management’s view that the fund’s investment strategy and process are designed to produce attractive relative performance over longer periods, as well as the fact that the Lipper peer group does not contain any funds that pursue similar investment strategies.

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

* The percentile rankings for your fund’s common share annualized total return performance in the Lipper General and Insured Municipal Debt Funds (unleveraged closed-end) category for the one-, five- and ten-year periods ended December 31, 2006, were 45%, 34%, and 56%, respectively. Over the one-, five- and ten-year periods ended December 31, 2006, the fund ranked 4 out of 8, 3 out of 8, and 5 out of 8 funds, respectively. Unlike the information above, these rankings reflect performance before taxes. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

The Trustees’ annual review of your fund’s management contract also included the review of your fund’s custodian and investor servicing agreements with Putnam Fiduciary Trust Company, which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information
for shareholders

Important notice regarding share repurchase program

In September 2006, the Trustees of your fund approved an extension of the current share repurchase program being implemented by Putnam Investments on behalf of your fund. The plan, as extended, allows your fund to repurchase, in the 24 months ending October 6, 2007, up to 10% of the common shares outstanding as of October 7, 2005.

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 11/30/06 (Unaudited)

Key to abbreviations
AMBAC AMBAC Indemnity Corporation	FSA Financial Security Assurance
COP Certificate of Participation	GNMA Coll. Government National Mortgage
FGIC Financial Guaranty Insurance Company	Association Collateralized
FHA Insd. Federal Housing Administration Insured	G.O. Bonds General Obligation Bonds
FHLMC Coll. Federal Home Loan Mortgage	MBIA MBIA Insurance Company
Corporation Collateralized	Radian Insd. Radian Group Insured
FNMA Coll. Federal National Mortgage	U.S. Govt. Coll. U.S. Government Collateralized
Association Collateralized	VRDN Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (99.0%)*

	Rating**	Principal amount	Value

Alabama (0.1%)
Sylacauga, Hlth. Care Auth. Rev. Bonds
(Coosa Valley Med. Ctr.), Ser. A, 6s, 8/1/35	B/P	$250,000	$261,790

Arizona (2.1%)
AZ Hlth. Fac. Auth. Hosp. Syst. Rev. Bonds
(John C. Lincoln Hlth. Network), 6 7/8s,
12/1/20 (Prerefunded)	BBB	600,000	682,572
Casa Grande, Indl. Dev. Auth. Rev. Bonds
(Casa Grande Regl. Med. Ctr.), Ser. A,
7 5/8s, 12/1/29	BB–/P	600,000	670,548
Glendale, Indl. Dev. Auth. Rev. Bonds
(John C. Lincoln Hlth.), Ser. B, 5 1/4s, 12/1/19	BBB	500,000	537,415
Maricopa Cnty., School Dist. G.O. Bonds
(No. 006 Washington Elementary), Ser. B,
FSA, 5 3/8s, 7/1/13	Aaa	490,000	541,999
Scottsdale, Indl. Dev. Auth. Hosp. Rev.
Bonds (Scottsdale Hlth. Care), 5.8s,
12/1/31 (Prerefunded)	A3	975,000	1,081,724
Yavapai Cnty., Indl. Dev. Auth. Rev. Bonds
(Yavapai Regl. Med. Ctr.), Ser. A, 6s, 8/1/33	Baa2	500,000	544,185
			4,058,443

Arkansas (0.8%)
AR State Hosp. Dev. Fin. Auth. Rev. Bonds
(Washington Regl. Med. Ctr.), 7 3/8s,
2/1/29 (Prerefunded)	Baa2	1,000,000	1,111,270
Washington Cnty., Hosp. Rev. Bonds (Regl.
Med. Ctr.), Ser. B, 5s, 2/1/11	Baa2	500,000	522,055
			1,633,325

MUNICIPAL BONDS AND NOTES (99.0%)* continued

	Rating**	Principal amount	Value

California (4.8%)
CA Hlth. Fac. Fin. Auth. Rev. Bonds
(Stanford Hosp. & Clinics), Ser. A,
5s, 11/15/23	A2	$1,250,000	$1,325,888
(Cedars Sinai Med. Ctr.), 5s, 11/15/15	A3	250,000	270,593
CA State Dept. of Wtr. Resources Rev.
Bonds, Ser. A, 5 1/4s, 5/1/20 (Prerefunded)	Aaa	1,100,000	1,207,129
CA Statewide Cmnty. Dev. Auth. Mandatory
Put Bonds (Kaiser Permanente), Ser. C,
3.85s, 6/1/12	A+	1,750,000	1,758,610
Corona, COP (Vista Hosp. Syst.), zero %,
7/1/29 (In default) (F) †	D/P	4,000,000	44,000
Delano, COP (Delano Regl. Med. Ctr.),
5.6s, 1/1/26	BBB–	500,000	510,240
Duarte, COP, Ser. A, 5 1/4s, 4/1/31	A–	300,000	310,212
Rancho Mirage, JT Powers Fin. Auth. Rev.
Bonds (Eisenhower Med. Ctr.), 5 7/8s, 7/1/26	A3	1,600,000	1,803,184
Riverside Cnty., Asset Leasing Corp.
Leasehold Rev. Bonds (Riverside Cnty.
Hosp.), MBIA, zero %, 6/1/25	Aaa	4,000,000	1,763,200
San Diego, Assn. of Bay Area Governments
Fin. Auth. For Nonprofit Corps. Rev.
Bonds (San Diego Hosp.), Ser. A,
6 1/8s, 8/15/20	Baa1	250,000	272,853
			9,265,909

Colorado (3.9%)
CO Hlth. Fac. Auth. Rev. Bonds
(Christian Living Cmntys.), Ser. A,
5 3/4s, 1/1/26	BB–/P	125,000	132,343
(Hosp. Impt. — NCMC, Inc.), FSA, 5 3/4s,
5/15/19 (Prerefunded)	Aaa	3,000,000	3,181,410
(Evangelical Lutheran), 5 1/4s, 6/1/21	A3	100,000	108,066
(Evangelical Lutheran), 5 1/4s, 6/1/19	A3	60,000	65,133
(Evangelical Lutheran), 5s, 6/1/16	A3	1,000,000	1,065,300
CO Springs, Hosp. Rev. Bonds
6 3/8s, 12/15/30	A3	630,000	694,468
6 3/8s, 12/15/30 (Prerefunded)	A3	620,000	689,087
Denver, Hlth. & Hosp. Auth. Hlth. Care
Rev. Bonds, Ser. A, 5 3/8s, 12/1/28	BBB	1,500,000	1,526,670
			7,462,477

Connecticut (0.4%)
CT State Dev. Auth. 1st. Mtg. Gross Rev.
Hlth. Care Rev. Bonds (Elim Street Park
Baptist, Inc.), 5.85s, 12/1/33	BBB+	750,000	805,410

MUNICIPAL BONDS AND NOTES (99.0%)* continued

	Rating**	Principal amount	Value

District of Columbia (0.7%)
DC Tobacco Settlement Fin. Corp. Rev. Bonds
6 3/4s, 5/15/40	BBB	$460,000	$501,345
6 1/4s, 5/15/24	BBB	710,000	759,728
			1,261,073

Florida (3.3%)
FL Hsg. Fin. Corp. Rev. Bonds, Ser. G,
5 3/4s, 1/1/37	Aa1	1,000,000	1,079,700
Highlands Cnty., Hlth. Fac. Auth. Rev.
Bonds (Adventist Sunbelt), Ser. A, 6s,
11/15/31 (Prerefunded)	A2	1,000,000	1,117,620
Lee Cnty., Indl. Dev. Auth. Hlth. Care
Rev. Bonds (Shell Pt./Alliance Oblig.
Group), 5 1/8s, 11/15/36	BBB–	300,000	309,066
Lee Cnty., Indl. Dev. Auth. Hlth. Care
Fac. Rev. Bonds (Cypress Cove Hlth. Pk.),
Ser. A, 6 3/8s, 10/1/25	BB–/P	1,000,000	1,028,260
Miami Beach, Hlth. Fac. Auth. Hosp. Rev.
Bonds (Mount Sinai Med. Ctr.), Ser. A,
6.8s, 11/15/31	Ba1	500,000	554,140
Orange Cnty., Hlth. Fac. Auth. Rev. Bonds
(Orlando Regl. Hlth. Care), U.S. Govt.
Coll., 5 3/4s, 12/1/32 (Prerefunded)	A2	1,340,000	1,495,494
South Miami, Hlth. Fac. Auth. Rev. Bonds
(Baptist Hlth.), 5 1/4s, 11/15/33	Aa3	750,000	793,538
			6,377,818

Georgia (0.7%)
Forsyth Cnty., Hosp. Auth. Rev. Bonds
(Baptist Hlth. Care Syst.), U.S. Govt.
Coll., 6 1/4s, 10/1/18 (Prerefunded)	AAA	1,000,000	1,150,420
GA Muni. Elec. Pwr. Auth. Rev. Bonds,
Ser. Y, AMBAC, U.S. Govt. Coll., 6.4s,
1/1/13 (Prerefunded)	Aaa	110,000	123,005
			1,273,425

Hawaii (0.2%)
HI State Hsg. & Cmnty. Dev. Corp. Rev.
Bonds (Single Fam. Mtge.), Ser. B, 3.2s, 1/1/09	Aaa	360,000	355,378

Idaho (0.3%)
ID Hsg. & Fin. Assn. Rev. Bonds (Single
Fam. Mtge.), Ser. C-2, FHA Insd.,
5.15s, 7/1/29	Aaa	555,000	562,071

MUNICIPAL BONDS AND NOTES (99.0%)* continued

	Rating**	Principal amount	Value

Illinois (4.0%)
IL Hlth. Fac. Auth. Rev. Bonds
(Children’s Memorial Hosp.), Ser. A,
AMBAC, 5 3/4s, 8/15/25 (Prerefunded)	Aaa	$2,000,000	$2,128,060
(West Suburban Hosp.), Ser. A, 5 3/4s,
7/1/15 (Prerefunded)	AA–/F	1,000,000	1,061,720
(Hosp. Sisters Svcs., Inc.), Ser. A, MBIA,
5 1/4s, 6/1/08	Aaa	4,000,000	4,093,680
IL Hsg. Dev. Auth. Rev. Bonds (Homeowner
Mtge.), Ser. C-1
3.45s, 2/1/11	Aa2	200,000	199,848
3 3/8s, 8/1/10	Aa2	290,000	288,127
			7,771,435

Indiana (2.5%)
IN Hlth. Fac. Fin. Auth. Rev. Bonds
(Cmnty. Hosp.), Ser. A, AMBAC, 5s, 5/1/24	Aaa	3,000,000	3,205,620
IN Hlth. Fac. Fin. Auth. Hosp. Rev. Bonds
(St. Francis), Ser. A, MBIA
5 3/8s, 11/1/27 (Prerefunded)	Aaa	700,000	725,270
5 3/8s, 11/1/27 (Prerefunded)	Aaa	300,000	310,830
Jasper Hosp. Auth. Rev. Bonds (Memorial
Hosp.), 5 1/2s, 11/1/32	AA	500,000	534,205
			4,775,925

Iowa (1.7%)
IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
(Care Initiatives), 9 1/4s, 7/1/25
(Prerefunded)	AAA	1,285,000	1,598,180
(Genesis Med Ctr), 6 1/4s, 7/1/25	A1	1,500,000	1,622,145
			3,220,325

Kansas (0.8%)
Lawrence, Hosp. Rev. Bonds (Lawrence
Memorial Hosp.), 5 1/4s, 7/1/21	A3	250,000	271,740
Lenexa, Hlth. Care Rev. Bonds
(LakeView Village), Ser. C, 6 7/8s, 5/15/32	BB+	500,000	543,650
Salina, Hosp. Rev. Bonds (Salina Regl. Hlth.)
5s, 10/1/23	A1	500,000	531,755
5s, 10/1/16	A1	210,000	227,898
			1,575,043

Kentucky (0.6%)
KY Econ. Dev. Fin. Auth. Hlth. Syst. Rev.
Bonds (Norton Hlth. Care), Ser. A
6 5/8s, 10/1/28 (Prerefunded)	AAA/P	885,000	990,501
6 5/8s, 10/1/28	A–/F	245,000	268,579
			1,259,080

MUNICIPAL BONDS AND NOTES (99.0%)* continued

	Rating**	Principal amount	Value

Louisiana (0.4%)
LA Local Govt. Env. Fac. Cmnty. Dev. Auth.
Rev. Bonds (St. James Place), Ser. A,
7s, 11/1/20	B–/P	$690,000	$703,082

Maine (1.9%)
ME Hlth. & Higher Edl. Fac. Auth.
Rev. Bonds
Ser. C, FSA, 5 3/4s, 7/1/30	Aaa	1,500,000	1,615,650
Ser. B, FSA, 4.6s, 7/1/09	AAA	1,930,000	1,975,529
			3,591,179

Maryland (0.2%)
MD State Hlth. & Higher Edl. Fac. Auth.
Rev. Bonds (Medstar Hlth.), 5 3/4s, 8/15/14	Baa1	345,000	385,110

Massachusetts (5.1%)
MA State Dev. Fin. Agcy. Higher Ed. Rev.
Bonds (Emerson College), Ser. A,
5s, 1/1/19	A–	130,000	141,249
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Civic Investments/HPHC), Ser. A,
9s, 12/15/15	BBB–/P	750,000	932,940
(Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33	BBB–	750,000	829,208
(UMass Memorial), Ser. C, 6 5/8s, 7/1/32	Baa2	250,000	277,938
(UMass Memorial), Ser. C, 6 1/2s, 7/1/21	Baa2	900,000	993,132
(Berkshire Hlth. Syst.), Ser. E,
6 1/4s, 10/1/31	BBB+	1,000,000	1,079,940
(Hlth. Care Syst. Covenant Hlth.), Ser. E,
6s, 7/1/31	A	1,350,000	1,485,149
(Baystate Med. Ctr.), Ser. F, 5.7s, 7/1/27	A1	1,000,000	1,069,700
(Milton Hosp.), Ser. C, 5 1/2s, 7/1/16	BBB–	350,000	363,573
(Milton Hosp.), Ser. C, 5 1/2s, 7/1/09	BBB–	1,135,000	1,162,796
(UMass Memorial), Ser. D, 5s, 7/1/33	Baa2	500,000	514,375
(Partners Healthcare Syst.), Ser. F,
5s, 7/1/22	Aa2	1,000,000	1,074,940
			9,924,940

Michigan (5.2%)
Flint, Hosp. Bldg. Auth. Rev. Bonds
(Hurley Med. Ctr.), 6s, 7/1/20	Ba1	125,000	132,714
Garden City, Hosp. Fin. Auth. Rev. Bonds
(Garden City Hosp. OB Group), Ser. A,
5 3/4s, 9/1/17	Ba1	1,000,000	1,004,230
Kalamazoo, Hosp. Fin. Auth. Fac. Rev.
Bonds (Bronson Methodist Hosp.), Ser. A,
MBIA, 5s, 10/15/08	Aaa	2,000,000	2,049,160
MI State Hosp. Fin. Auth. Rev. Bonds
(Holland Cmnty. Hosp.), Ser. A, FGIC,
5 3/4s, 1/1/21	A2	1,250,000	1,369,050
(Sparrow Hosp.), 5 5/8s, 11/15/31	A1	2,000,000	2,141,360

MUNICIPAL BONDS AND NOTES (99.0%)* continued

	Rating**	Principal amount	Value

Michigan continued
MI State Hosp. Fin. Auth. Rev. Bonds
(Holland Cmnty. Hosp.), Ser. A, FGIC,
(Oakwood Oblig. Group), 5 1/2s, 11/1/17	A2	$1,000,000	$1,088,430
Ser. A, 5s, 4/15/26	A1	930,000	981,885
(Chelsea Cmnty. Hosp. Oblig.), 5s, 5/15/25	BBB	500,000	517,035
MI State Hsg. Dev. Auth. Rev. Bonds,
Ser. A, 3.9s, 6/1/30	AA+	770,000	768,560
			10,052,424

Minnesota (0.8%)
MN Agricultural & Econ. Dev. Board Rev.
Bonds (Evangelical Lutheran), 6s, 2/1/27	A3	750,000	820,193
St. Paul, Hsg. & Redev. Auth. Hosp. Rev.
Bonds (Hlth. East), 6s, 11/15/25	Baa3	250,000	277,978
Winona, Hlth. Care Fac. Rev. Bonds,
Ser. A, 6s, 7/1/34	BBB	500,000	543,350
			1,641,521

Mississippi (0.2%)
MS Home Corp. Rev. Bonds (Single Fam.
Mtge.), Ser. B-2, GNMA Coll., FNMA Coll.,
6.45s, 12/1/33	Aaa	315,000	327,411

Missouri (6.8%)
MO State Hlth. & Edl. Fac. Auth. Rev.
Bonds (BJC Hlth. Syst.)
5 1/4s, 5/15/32	Aa2	1,500,000	1,590,690
5 1/4s, 5/15/17	Aa2	2,000,000	2,161,960
MO State Hlth. & Edl. Fac. Auth. VRDN (Cox
Hlth. Syst.), AMBAC, 3.75s, 6/1/22	VMIG1	5,000,000	5,000,000
MO State Hsg. Dev. Comm. Mtge. Rev. Bonds
(Single Fam. Homeowner Loan)
Ser. B-1, GNMA Coll., FNMA Coll.,
7.45s, 9/1/31	AAA	390,000	406,208
Ser. A-2, GNMA Coll., 6.3s, 3/1/30	AAA	320,000	329,990
Ser. B, GNMA Coll., FNMA Coll.,
5.8s, 9/1/35	AAA	1,930,000	2,071,932
Ser. C, GNMA Coll., FNMA Coll.,
5.6s, 9/1/35	AAA	480,000	510,072
Ser. D, GNMA Coll., FNMA Coll.,
5.55s, 9/1/34	Aaa	675,000	692,651
MO State Hsg. Dev. Comm. Single Fam. Mtge.
Rev. Bonds (Home Ownership Loan),
Ser. A-1, GNMA Coll., FNMA Coll.,
6 3/4s, 3/1/34	AAA	375,000	395,561
			13,159,064

` 31

MUNICIPAL BONDS AND NOTES (99.0%)* continued

	Rating**	Principal amount	Value

Montana (0.6%)
Jackson Cnty., Special Oblig. Rev. Bonds
(Harry S. Truman Sports Complex), AMBAC,
5s, 12/1/22	AAA	$1,000,000	$1,093,750

New Hampshire (2.8%)
NH Higher Edl. & Hlth. Fac. Auth. Rev. Bonds
(Rivermead at Peterborough), 5 3/4s, 7/1/28	BB/P	1,000,000	1,019,310
(Lakes Region Hosp. Assn.), 5 3/4s, 1/1/08
(Prerefunded)	BBB–/P	250,000	252,910
NH Hlth. and Edl. Fac. Auth. Hosp. Rev.
Bonds (Concord Hosp.), FGIC, 5s, 10/1/24	Aaa	2,900,000	3,103,029
NH State Bus. Fin. Auth. Rev. Bonds (Alice
Peck Day Hlth. Syst.), Ser. A, 7s, 10/1/29	BBB–/P	900,000	943,326
			5,318,575

New Jersey (3.7%)
NJ Econ. Dev. Auth. Rev. Bonds
(Cranes Mill), Ser. A, 7 1/2s, 2/1/27
(Prerefunded)	Aaa	500,000	512,985
(Cedar Crest Village., Inc.), Ser. A,
7 1/4s, 11/15/31 (Prerefunded)	BB–/P	1,000,000	1,171,340
(Seabrook Village), 5 1/4s, 11/15/26	BBB–/P	140,000	144,383
NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
(Trinitas Hosp. Oblig. Group),
7 1/2s, 7/1/30	Baa3	750,000	830,370
Ser. A, AMBAC, 6s, 7/1/12	Aaa	2,000,000	2,233,920
(South Jersey Hosp.), 5s, 7/1/26	Baa1	1,100,000	1,152,822
NJ State Rev. Bonds (Trans. Syst.),
Ser. C, AMBAC, zero %, 12/15/24	Aaa	2,400,000	1,140,480
			7,186,300

New Mexico (2.0%)
NM Mtge. Fin. Auth. Rev. Bonds (Single
Fam. Mtge.), Ser. D-2, GNMA Coll., FNMA
Coll., FHLMC Coll., 5.64s, 9/1/33	AAA	385,000	397,374
U. of NM Rev. Bonds
(Hosp. Mtg.), FSA, FHA Insd., 5s, 1/1/24	Aaa	2,000,000	2,122,780
FSA, 5s, 1/1/11	AAA	1,290,000	1,354,810
			3,874,964

New York (9.6%)
Livingston Cnty., Indl. Dev. Agcy. Civic
Fac. Rev. Bonds (Nicholas H. Noyes
Memorial Hosp.)
5 3/4s, 7/1/15	BB	305,000	318,155
5s, 7/1/10	BB	180,000	182,578
Nassau Cnty., Indl. Dev. Agcy. Rev. Bonds
(North Shore Hlth. Syst.), Ser. C,
5 5/8s, 11/1/10	A3	505,000	519,160

MUNICIPAL BONDS AND NOTES (99.0%)* continued

	Rating**	Principal amount	Value

New York continued
NY City, G.O. Bonds
Ser. J/J-1, 5s, 6/1/21	AA–	$250,000	$270,193
Ser. I-1, 5s, 4/1/19	AA–	200,000	216,882
NY City, Indl. Dev. Agcy. Civic Fac. Rev.
Bonds (Staten Island U. Hosp.), Ser. A,
6 3/8s, 7/1/31	B2	635,000	667,842
NY State Dorm. Auth. Rev. Bonds
(Winthrop-U. Hosp. Assn.), Ser. A,
5 1/2s, 7/1/32	Baa1	600,000	641,532
(Winthrop Nassau U.), 5 1/2s, 7/1/23	Baa1	750,000	795,735
Ser. B, 5 1/4s, 11/15/29	AAA	1,000,000	1,080,380
(Hosp. Insd. Mtg.), Ser. A, FSA,
5 1/4s, 8/15/12	Aaa	6,000,000	6,501,541
(NYU. Hosp. Ctr.), Ser. A, 5s, 7/1/20	Ba2	250,000	257,860
(Albany), Ser. A-1, FSA, FHA Insd.,
5s, 2/15/14	Aaa	2,475,000	2,684,608
(Mt. Sinai NYU Hlth.), Ser. C, 5s, 7/1/11	Baa2	430,000	436,738
Orange Cnty., Indl. Dev. Agcy. Rev. Bonds
(Arden Hill Care Ctr. Newburgh), Ser. C,
7s, 8/1/31	BB–/P	750,000	797,363
Saratoga Cnty., Indl. Dev. Agcy. Civic
Fac. Rev. Bonds (Saratoga Hosp.), Ser. A,
5s, 12/1/13	BBB+	370,000	389,828
Suffolk Cnty., Indl. Dev. Agcy. Cont. Care
Retirement Rev. Bonds (Jefferson’s
Ferry), Ser. A, 7 1/4s, 11/1/28
(Prerefunded)	AAA	1,000,000	1,119,600
Westchester, Tobacco Asset
Securitization Corp. Rev. Bonds,
5s, 6/1/26	BBB	1,000,000	1,024,310
Yonkers, Indl. Dev. Agcy. Civic Fac. Rev.
Bonds (St. John’s Riverside Hosp.),
Ser. A, 7 1/8s, 7/1/31	B+	500,000	540,975
			18,445,280

North Carolina (1.7%)
NC Med. Care Cmnty. Hlth. Care Fac.
Rev. Bonds
(First Mtge. Presbyterian Homes),
5 3/8s, 10/1/22	BB/P	500,000	523,865
(Pines at Davidson), Ser. A, 5s, 1/1/15	A–/F	635,000	684,320
NC Med. Care Comm. Retirement Fac.
Rev. Bonds
(First Mtge. Givens Estates), Ser. A,
6 1/2s, 7/1/32	BB–/P	750,000	812,055
(First Mtge. United Methodist), Ser. C,
5 1/4s, 10/1/24	BB+/P	250,000	258,905
NC State Muni. Pwr. Agcy. Rev. Bonds
(No. 1, Catawba Elec.), Ser. B, 6 1/2s, 1/1/20	A3	1,000,000	1,090,120
			3,369,265

MUNICIPAL BONDS AND NOTES (99.0%)* continued

	Rating**	Principal amount	Value

North Dakota (0.6%)
Grand Forks, Hlth. Care Syst. Rev. Bonds
(Altru Hlth. Syst. Oblig. Group),
7 1/8s, 8/15/24	Baa2	$1,000,000	$1,111,980

Ohio (3.7%)
Cuyahoga Cnty., Rev. Bonds, Ser. A,
6s, 1/1/32	Aa3	1,250,000	1,397,013
Cuyahoga Cnty., Hosp. VRDN (U. Hosp.),
3.61s, 1/1/16	VMIG1	1,800,000	1,800,000
Lorain Cnty., Hosp. Rev. Bonds (Catholic
Hlth. Care Refurbish & Impt.), Ser. A,
5 1/4s, 10/1/33	Aa3	750,000	791,828
Miami Cnty., Hosp. Fac. Rev. Bonds (Upper
Valley Med. Ctr.), 5 1/4s, 5/15/14	A–	1,350,000	1,454,085
Montgomery Cnty., Hosp. Rev. Bonds
(Kettering Med. Ctr.), 6 3/4s, 4/1/22
(Prerefunded)	A2	1,000,000	1,107,950
OH State Wtr. Dev. Auth. Poll. Control
Fac. Rev. Bonds, 6.1s, 8/1/20	Baa2	500,000	516,605
			7,067,481

Oklahoma (0.6%)
OK Dev. Fin. Auth. Rev. Bonds (Hillcrest
Hlth. Care Syst.), Ser. A, U.S. Govt.
Coll., 5 5/8s, 8/15/29 (Prerefunded)	Aaa	525,000	556,946
OK Hsg. Fin. Agcy. Single Fam. Rev. Bonds
(Homeowner Loan), Ser. D-2, GNMA
Coll., FNMA Coll., 7.1s, 9/1/26	Aaa	290,000	302,316
(Homeownership Loan), Ser. C-2,
GNMA Coll., FNMA Coll., 5.7s, 9/1/35	Aaa	245,000	258,644
			1,117,906

Pennsylvania (6.7%)
Allegheny Cnty., Hosp. Dev. Auth. Rev.
Bonds (UPMC Hlth.), Ser. B, MBIA,
6s, 7/1/24	Aaa	2,210,000	2,748,002
Blair Cnty., Hosp. Auth. Rev. Bonds
(Altoona Hosp.), Ser. A, AMBAC,
4.7s, 7/1/08	Aaa	1,500,000	1,526,115
Bucks Cnty., Indl. Dev. Auth. Retirement
Cmnty. Rev. Bonds (Ann’s Choice, Inc.),
Ser. A, 5.3s, 1/1/14	BB/P	250,000	256,658
Chester Cnty., Hlth. & Ed. Fac. Auth. Rev.
Bonds (Jenners Pond, Inc.), 7 1/4s,
7/1/24 (Prerefunded)	BB–/P	500,000	598,735
College Twp., Indl. Dev. Auth. Rev. Bonds
(Nittany Valley Rehab. Hosp.), 7 5/8s,
11/1/07 (Prerefunded)	AAA/P	405,000	419,450

MUNICIPAL BONDS AND NOTES (99.0%)* continued

	Rating**	Principal amount	Value

Pennsylvania continued
Lancaster Cnty., Hosp. Auth. Rev. Bonds
(Gen. Hosp.), 5 1/2s, 3/15/26	A+	$250,000	$270,053
Lehigh Cnty., Gen. Purpose Auth. Rev. Bonds
(St. Luke’s Hosp. — Bethlehem),
5 3/8s, 8/15/33	Baa1	750,000	796,418
(Lehigh Valley Hosp. Hlth. Network),
Ser. A, 5 1/4s, 7/1/32	A1	2,000,000	2,120,480
Monroe Cnty., Hosp. Auth. Rev. Bonds
(Pocono Med. Ctr.), 6s, 1/1/43	BBB+	375,000	406,609
Philadelphia, Hosp. & Higher Ed. Fac.
Auth. Rev. Bonds (Graduate Hlth. Syst.
Oblig. Group), 7 1/4s,
7/1/18 (In default) †	D	701,513	702
Philadelphia, Hosp. & Higher Edl. Fac.
Auth. Hosp. Rev. Bonds (Graduate Hlth.
Syst.), Ser. B, 6 1/4s,
7/1/13 (In default) †	D	545,925	546
Sayre, Hlth. Care Fac. Auth. Rev. Bonds
(Guthrie Hlth.), Ser. A, 5 7/8s, 12/1/31	A–	1,450,000	1,587,199
Washington Cnty., Hosp. Auth. Rev. Bonds
(Monongah Ela Vy Hosp.), 6 1/4s, 6/1/22	A3	1,250,000	1,368,325
West Shore, Area Hosp. Auth. Rev. Bonds
(Holy Spirit Hosp.), 6 1/4s, 1/1/32	BBB	500,000	541,625
York Cnty., Indl. Dev. Auth. 1st Mtge.
Hlth. Fac. Rev. Bonds (Rehab. Hosp.
of York), 7 1/2s, 9/1/07 (Prerefunded)	AAA/P	340,000	349,605
			12,990,522

Puerto Rico (0.6%)
Cmnwlth. of PR, G.O. Bonds (Pub. Impt.),
Ser. A, 5 1/4s, 7/1/25	BBB	850,000	931,660
Cmnwlth. of PR, Govt. Dev. Bank Rev.
Bonds, Ser. AA, 5s, 12/1/16	BBB	200,000	217,884
			1,149,544

South Carolina (2.1%)
Lexington Cnty. Hlth. Svcs. Dist. Inc.
Hosp. Rev. Bonds, 5 1/2s, 5/1/37	A2	1,000,000	1,083,950
SC Hosp. Auth. Rev. Bonds (Med. U.),
Ser. A, 6 1/2s, 8/15/32 (Prerefunded)	AAA	500,000	574,580
SC Jobs Econ. Dev. Auth. Hosp. Fac.
Rev. Bonds
(Palmetto Hlth. Alliance), Ser. A, 7 3/8s,
12/15/21 (Prerefunded)	BBB+/F	800,000	924,176
(Palmetto Hlth.), Ser. C, 6s, 8/1/20
(Prerefunded)	Baa1	1,115,000	1,269,227
(Palmetto Hlth.), Ser. C, 6s, 8/1/20
(Prerefunded)	Baa1	135,000	153,673
			4,005,606

MUNICIPAL BONDS AND NOTES (99.0%)* continued

	Rating**	Principal amount	Value

South Dakota (1.2%)
SD State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Prairie Lakes), 5.65s, 4/1/22	Baa1	$1,250,000	$1,302,763
(Sioux Valley Hosp. & Hlth. Syst.),
Ser. A, 5 1/2s, 11/1/31	A1	1,000,000	1,085,940
			2,388,703

Tennessee (0.9%)
Johnson City, Hlth. & Edl. Fac. Board
Hosp. Rev. Bonds (First Mtge. Mountain
States Hlth.), Ser. A, 7 1/2s, 7/1/33	BBB+	1,250,000	1,463,575
Sullivan Cnty., Hlth. Edl. & Hsg. Hosp.
Fac. Board Rev. Bonds (Wellmont Hlth.
Syst.), Ser. C, 5s, 9/1/22	BBB+	350,000	367,598
			1,831,173

Texas (7.1%)
Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds
(Sears Methodist Retirement), Ser. A,
7s, 11/15/33	BB/P	715,000	785,821
Georgetown, Hlth. Fac. Dev. Corp. Rev.
Bonds (Georgetown Hlth. Care Syst.),
6 1/4s, 8/15/29 (Prerefunded)	AAA/P	900,000	977,256
Harris Cnty., Hlth. Fac. Dev. Corp. Rev.
Bonds (Christus Hlth.), Ser. A, MBIA
5 1/2s, 7/1/09	Aaa	1,760,000	1,839,640
5 1/2s, 7/1/09 (Prerefunded)	Aaa	240,000	251,462
Harris Cnty., Hlth. Fac. Dev. Corp. Hosp.
Rev. Bonds (Memorial Hermann Hlth. Care
Syst.), Ser. A, 5 1/4s, 12/1/18	A+	700,000	758,331
Lubbock, Hlth. Fac. Dev. Rev. Bonds (St.
Joseph Hlth. Syst.), FSA, 5 1/4s, 7/1/09	Aaa	3,535,000	3,653,953
Lufkin, Hlth. Fac. Dev. Corp. Rev. Bonds
(Memorial Hlth. Syst. of East TX), 5.7s,
2/15/28 (Prerefunded)	AAA/P	1,450,000	1,513,336
Montgomery Cnty., G.O. Bonds, Ser. A,
FSA, 5s, 3/1/21	Aaa	1,750,000	1,896,615
Tarrant Cnty., Hosp. Dist. Rev. Bonds,
MBIA, 5 1/2s, 8/15/19	Aaa	1,870,000	2,043,312
			13,719,726

Utah (1.0%)
Salt Lake City, Hosp. Rev. Bonds, AMBAC,
6 3/4s, 5/15/20 (Prerefunded)	AAA	2,000,000	2,002,320

MUNICIPAL BONDS AND NOTES (99.0%)* continued

	Rating**	Principal amount	Value

Vermont (0.4%)
VT Hsg. Fin. Agcy. Rev. Bonds, Ser. 19A,
FSA, 4.62s, 5/1/29	Aaa	$825,000	$833,201

Virginia (1.5%)
Henrico Cnty., Econ. Dev. Auth. Rev. Bonds
(United Methodist), Ser. A, 6 1/2s, 6/1/22	BB+/P	750,000	804,158
Henrico Cnty., Econ. Dev. Auth. Res. Care
Fac. Rev. Bonds (Westminster-Canterbury),
5s, 10/1/22	BBB–	400,000	416,680
Prince William Cnty., Indl. Dev. Auth.
Hosp. Rev. Bonds (Potomac Hosp. Corp.),
5.35s, 10/1/36	A3	1,500,000	1,620,180
			2,841,018

Washington (1.6%)
Tobacco Settlement Auth. of WA Rev. Bonds,
6 1/2s, 6/1/26	BBB	1,450,000	1,604,759
WA State Hlth. Care Fac. Auth. Rev. Bonds
(Group Hlth. Coop), Radian Insd.,
5s, 12/1/22	AA	425,000	455,732
(Kadlec Med. Ctr.), Ser. A, 5s, 12/1/21	AAA	1,000,000	1,074,850
			3,135,341

West Virginia (0.4%)
Princeton, Hosp. Rev. Bonds (Cmnty. Hosp.
Assn., Inc.), 6.1s, 5/1/29	B2	725,000	735,549

Wisconsin (2.7%)
Badger Tobacco Settlement Asset
Securitization Corp. Rev. Bonds, 7s, 6/1/28	BBB	1,000,000	1,117,820
WI State Hlth. & Edl. Fac. Rev. Bonds
(Aurora Med. Group Inc.), FSA, 6s, 11/15/09	Aaa	3,330,000	3,547,482
WI State Hlth. & Edl. Fac. Auth. Rev.
Bonds (Ascension Hlth. Credit), Ser. A,
5s, 11/15/31	AA	560,000	595,633
			5,260,935

TOTAL INVESTMENTS
Total investments (cost $181,958,847)			$191,182,797

  * Percentages indicated are based on net assets of $193,096,955.

** The Moody’s, Standard & Poor’s or Fitch’s ratings indicated are believed to be the most recent ratings available at November 30, 2006 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 2006. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

† Non-income-producing security.

(F) Security is valued at fair value following procedures approved by the Trustees.

At November 30, 2006, liquid assets totaling $1,077,260 have been designated as collateral for open forward commitments.

The rates shown on VRDN and Mandatory Put Bonds are the current interest rates at November 30, 2006.

The dates shown on Mandatory Put Bonds are the next mandatory put dates.

The dates shown on debt obligations other than Mandatory Put Bonds are the original maturity dates.

The fund had the following sector concentration greater than 10% at November 30, 2006 (as a percentage of net assets):

Health care                        85.0%

The fund had the following insurance concentration greater than 10% at November 30, 2006 (as a percentage of net assets):

FSA                                   15.5%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 11/30/06 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $181,958,847)	$191,182,797

Cash	1,171,679

Interest and other receivables	2,782,465

Receivable for securities sold	160,806

Total assets	195,297,747

LIABILITIES

Distributions payable to shareholders	601,364

Payable for securities purchased	1,220,631

Payable for compensation of Manager (Note 2)	263,157

Payable for investor servicing and custodian fees (Note 2)	13,988

Payable for Trustee compensation and expenses (Note 2)	54,083

Payable for administrative services (Note 2)	3,655

Other accrued expenses	43,914

Total liabilities	2,200,792

Net assets	$193,096,955

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$187,315,326

Undistributed net investment income (Note 1)	249,947

Accumulated net realized loss on investments (Note 1)	(3,692,268)

Net unrealized appreciation of investments	9,223,950

Total — Representing net assets applicable to capital shares outstanding	$193,096,955

COMPUTATION OF NET ASSET VALUE

Net asset value per share
($193,096,955 divided by 13,435,771 shares)	$14.37

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 11/30/06 (Unaudited)

INTEREST INCOME	$4,573,003

EXPENSES

Compensation of Manager (Note 2)	534,918

Investor servicing fees (Note 2)	47,775

Custodian fees (Note 2)	43,007

Trustee compensation and expenses (Note 2)	13,214

Administrative services (Note 2)	7,502

Other	79,586

Total expenses	726,002

Expense reduction (Note 2)	(27,680)

Net expenses	698,322

Net investment income	3,874,681

Net realized loss on investments (Notes 1 and 3)	(155,775)

Net realized loss on futures contracts (Note 1)	(20,258)

Net unrealized appreciation of investments during the period	3,971,755

Net gain on investments	3,795,722

Net increase in net assets resulting from operations	$7,670,403

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS

	Six months ended	Year ended
	11/30/06*	5/31/06

Operations:
Net investment income	$ 3,874,681	$ 7,537,678

Net realized gain (loss) on investments	(176,033)	253,250

Net unrealized appreciation (depreciation) of investments	3,971,755	(2,305,497)

Net increase in net assets resulting from operations	7,670,403	5,485,431

Distributions to shareholders: (Note 1)

From ordinary income

Taxable net investment income	—	(41,107)

From tax exempt net investment income	(3,620,703)	(7,329,733)

Decrease from shares repurchased (Note 4)	(1,432,469)	(3,092,078)

Total increase (decrease) in net assets	2,617,231	(4,977,487)

NET ASSETS

Beginning of period	190,479,724	195,457,211

End of period (including undistributed net investment
income of $249,947 and distributions in excess of
net investment income of $4,031, respectively)	$193,096,955	$190,479,724

NUMBER OF FUND SHARES

Shares outstanding at beginning of period	13,551,397	13,807,168

Shares repurchased (Note 4)	(115,626)	(255,771)

Shares outstanding at end of period	13,435,771	13,551,397
* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE

Six months ended**				Year ended
	11/30/06	5/31/06	5/31/05	5/31/04	5/31/03	5/31/02

Net asset value,
beginning of period	$14.06	$14.16	$13.71	$14.15	$13.61	$13.48

Investment operations:
Net investment income (a)	.29	.55	.58	.68	.74	.80

Net realized and unrealized
gain (loss) on investments	.27	(.15)	.46	(.45)	.49	.10

Total from
investment operations	.56	.40	1.04	.23	1.23	.90

Less distributions:
From net investment income	(.27)	(.54)	(.59)	(.67)	(.69)	(.77)

Total distributions	(.27)	(.54)	(.59)	(.67)	(.69)	(.77)

Increase from repurchase
of shares	.02	.04	—	—	—	—

Net asset value,
end of period	$14.37	$14.06	$14.16	$13.71	$14.15	$13.61

Market price,
end of period	$13.15	$12.06	$12.21	$11.75	$12.49	$11.99

Total return at
market price (%)(b)	11.39*	3.20	9.07	(.64)	10.22	(2.86)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$193,097	$190,480	$195,457	$189,311	$195,334	$187,886

Ratio of expenses to
average net assets (%)(c)	.38*	.86	.83	.82	.84	.88

Ratio of net investment
income to average
net assets (%)	2.02*	3.90	4.14	4.86	5.35	5.84

Portfolio turnover (%)	10.01*	14.55	36.22	24.24	25.46	19.71

  * Not annualized.

** Unaudited.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset arrangements (Note 2).

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 11/30/06 (Unaudited)

Note 1: Significant accounting policies

Putnam Tax-Free Health Care Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital by investing primarily in a portfolio of tax-exempt securities in the health care sector of the tax-exempt securities market. The fund concentrates its investments in one sector, which involves more risk than a fund that invests more broadly.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Certain investments are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2006, the fund had a capital loss carryover of $2,939,751 available to the extent allowed by the Code to offset future net capital gain, if any.

The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$ 60,933	May 31, 2009

2,878,818	May 31, 2013

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending May 31, 2007 $460,459 of losses recognized during the period November 1, 2005 to May 31, 2006.

The aggregate identified cost on a tax basis is $181,950,411, resulting in gross unrealized appreciation and depreciation of $10,734,123 and $1,501,737, respectively, or net unrealized appreciation of $9,232,386.

E) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the “average weekly assets” of the fund. “Average weekly assets” is defined to mean the average of the weekly determinations of the difference between the total assets of the fund (including any assets attributable to leverage for investment purposes) and the total liabilities of the fund (excluding liabilities incurred in connection with leverage for investment purposes). Such fee is based on the lesser of (i) an annual rate of 0.55% of the average weekly assets of the fund or (ii) the following annual rates expressed as a percentage of the fund’s average weekly assets: 0.65% of the first $500 million, 0.55% of the next $500 million and 0.50% of the next $500 million, with additional breakpoints at higher asset levels.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC received fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. During the period ended November 30, 2006, the fund incurred $90,782 for these services. State Street Bank and Trust Company, will begin providing custodial functions for the fund’s assets in the subsequent period.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the six months ended November 30, 2006, the fund’s expenses were reduced by $27,680 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $281, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the six months ended November 30, 2006, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $22,107,183 and $18,285,717, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Share repurchase program

In October 2005, the Trustees of your fund authorized Putnam Investments to implement a repurchase program on behalf of your fund, which would allow your fund to repurchase up to 5% of its outstanding common shares over the 12 months ending October 6, 2006 (based on shares outstanding as of October 7, 2005). In March 2006, the Trustees approved an increase in this repurchase program to allow the fund to repurchase a total of up to 10% of its outstanding common shares over the same period. In September 2006, the Trustees extended the program on its existing terms through October 6, 2007. Repurchases will only be made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the six months ended November 30, 2006, the fund repurchased 115,626 common shares for an aggregate purchase price of $1,432,469, which reflects a weighted-average discount from net asset value per share of 12.9% .

Note 5: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (“SEC”) and the Massachusetts Securities Division (“MSD”) in connection with excessive short-term trading by certain former Putnam employees and, in the case of charges brought by the MSD, excessive short-term trading by participants in some Putnam-administered 401(k) plans. Putnam Management agreed to pay $193.5 million in penalties and restitution, of which $153.5 million will be distributed to certain open-end Putnam funds and their shareholders after the SEC and MSD approve a distribution plan being developed by an independent consultant. The allegations of the SEC and MSD and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits filed against Putnam Management and, in a limited number of cases, against some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management's ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 6: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Shareholder meeting
results (Unaudited)

The annual meeting of shareholders of the fund was held on July 31, 2006.

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Jameson A. Baxter	11,381,625	1,022,929

Charles B. Curtis	11,380,282	1,024,272

Myra R. Drucker	11,382,350	1,022,204

Charles E. Haldeman, Jr.	11,382,207	1,022,347

John A. Hill	11,380,451	1,024,103

Paul L. Joskow	11,382,007	1,022,547

Elizabeth T. Kennan	11,381,136	1,023,418

Robert E. Patterson	11,382,147	1,022,407

George Putnam, III	11,382,207	1,022,347

W. Thomas Stephens	11,378,573	1,025,981

Richard B. Worley	11,380,172	1,024,382

All tabulations are rounded to nearest whole number.

A shareholder proposal requesting the Trustees to take the steps necessary to convert the fund into an open-end investment company or otherwise enable shareholders to realize the net asset value of their shares was not voted on at the July 31, 2006 meeting.

Fund information

About Putnam Investments

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	George Putnam, III	Vice President and
Management, LLC	President	Chief Legal Officer
One Post Office Square
Boston, MA 02109		Charles A. Ruys de Perez
	Charles E. Porter	Vice President and
	Executive Vice President,	Chief Compliance Officer
Marketing Services	Principal Executive Officer,
Putnam Retail Management	Associate Treasurer and	Mark C. Trenchard
One Post Office Square	Compliance Liaison	Vice President and
Boston, MA 02109		BSA Compliance Officer

	Jonathan S. Horwitz	Judith Cohen
	Senior Vice President	Vice President, Clerk and
Custodians	and Treasurer	Assistant Treasurer
Putnam Fiduciary Trust
Company, State Street Bank	Steven D. Krichmar
and Trust Company	Vice President and	Wanda M. McManus
	Principal Financial Officer	Vice President, Senior Associate
Legal Counsel		Treasurer and Assistant Clerk
Ropes & Gray LLP	Janet C. Smith
	Vice President, Principal	Nancy E. Florek
	Accounting Officer and	Vice President, Assistant Clerk,
Trustees	Assistant Treasurer	Assistant Treasurer and
John A. Hill, Chairman		Proxy Manager
Jameson Adkins Baxter,	Susan G. Malloy
Vice Chairman	Vice President and
Charles B. Curtis	Assistant Treasurer
Myra R. Drucker
Charles E. Haldeman, Jr.	Beth S. Mazor
Paul L. Joskow	Vice President
Elizabeth T. Kennan
Kenneth R. Leibler	James P. Pappas
Robert E. Patterson	Vice President
George Putnam, III
W. Thomas Stephens	Richard S. Robie, III
Richard B. Worley	Vice President

Call 1-800-225-1581 weekdays between 9:00 a.m. and 5:00 p.m. Eastern Time, or visit our Web site (www.putnam.com) anytime for up-to-date information about the fund’s NAV.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding Service Requested

SA705 239929 1/07

Item 2. Code of Ethics:

Not Applicabe

Item 3. Audit Committee Financial Expert:

Not Applicabe

Item 4. Principal Accountant Fees and Services:

Not Applicabe

Item 5. Audit Committee

Not Applicabe

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management
Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) The team members identified as the fund’s Portfolio Leader(s) and Portfolio Member(s) coordinate team efforts related to the fund and are primarily responsible for the day-to-day management of the fund’s portfolio. In addition to these individuals, each team also includes other investment professionals, whose analysis, recommendations and research inform investment decisions made for the fund. The names of all team members can be found at www.putnam.com.

During the period, Portfolio Member Paul Drury was named Portfolio Leader following the departure of Portfolio Leader David Hamlin. In addition, Brad Libby and Thalia Meehan were named Portfolio Members of the fund. After the end of the period, Jim St. John left the fund.

Portfolio	Joined
Members	Fund	Employer	Positions Over Past Five Years

Brad Libby	2006	Putnam	Tax Exempt Specialist.
		Management	Previously, Analyst.
2001 – Present

Thalia Meehan	2006	Putnam	Team Leader, Tax Exempt Fixed Income Team
		Management	Previously, Director, Tax Exempt Fixed Income
		1989 – Present	and Investment Grade Teams

Other accounts managed by the fund’s portfolio managers. The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that were managed as of the end of the fund’s fiscal period by the Portfolio Leaders or Portfolio Members who joined the fund’s management team during the period. The other accounts may include accounts for which the individual was not designated as a portfolio leader or portfolio member. Unless noted, none of the other accounts pays a fee based on the account’s performance.

Other accounts (including
separate accounts,
			Other accounts that		managed account programs
Portfolio Leader or	Other SEC-registered open-		pool assets from more		and single-sponsor defined
Member	end and closed-end funds		than one client		contribution plan offerings)

	Number	Assets	Number	Assets	Number	Assets
	of		of		of
	accounts		accounts		accounts

Thalia Meehen	20	$9,589,700,000	3	$ 900,000	3	$ 484,100,000

Brad Libby	20	$9,589,700,000	3	$ 900,000	3	$ 483,300,000

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Leader(s) and Portfolio Member(s) may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund’s Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

* The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

* The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

* The trading of other accounts could be used to benefit higher-fee accounts (front- running).

* The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

* Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

* All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

* All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

* Front running is strictly prohibited.

* The fund’s Portfolio Leader(s) and Portfolio Member(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Leader(s) or Portfolio Member(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Leader(s) and Portfolio Member(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Leader(s) and Portfolio Member(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Leader(s) or Portfolio Member(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to seek to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Leader(s) and Portfolio Member(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Leader(s) or Portfolio Member(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Leader(s) and Portfolio Member(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam Management’s Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund, which is identified in the shareholder report included in Item 1, is its broad investment category as determined by Lipper Inc. The portion of the incentive compensation pool available to each investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on (i) for tax-exempt funds, a tax-adjusted basis to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions or (ii) for taxable funds, on a before-tax basis.

Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam Management’s incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund’s Portfolio Leader(s) and Portfolio Member(s), as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management’s parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam’s profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

Fund ownership. The following table shows the dollar ranges of shares of the fund owned as of September 30, 2005 and September 30, 2006 by the Portfolio Leaders or Portfolio Members who joined the fund’s management team during the fund’s fiscal period, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value )
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs	or Programs *

June 1 - June
30, 2006	-	-	-	1,124,946

July 1 - July 31,
2006	-	-	-	1,124,946

August 1 -
August 31,
2006	47,235	$12.29	47,235	1,077,711

September 1 -
September 30,
2006	35,334	$12.37	35,334	1,042,377

October 1 -
October 31,
2006	33,057	$12.55	33,057	1,009,320

November 1 -
November 30,
2006	-	-	-	1,009,320

The Board of Trustees announced a repurchase plan on October 7, 2005 for which

690,358 shares were approved for repurchase by the fund. The repurchase plan was approved through October 6, 2006. . On March 10, 2006, the Trustees announced that the repurchase program was increased to allow repurchases of up to a total of 1,380,717 shares over the original term of the program. On September 15, 2006, the Trustees voted to extend the term of the repurchase program through October 6, 2007. This extension did not affect the number of shares eligible for repurchase under the program.

*Information is based on the total number of shares eligible for repurchase under the program, as amended through September 15, 2006.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:

Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Free Health Care Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith

Principal Accounting Officer

Date: January 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: January 26, 2007
By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: January 26, 2007